                                                                   EXHIBIT 10.13

                            K-TEL INTERNATIONAL, INC.
                             STOCK OPTION AGREEMENT
                       PURSUANT TO 1997 STOCK OPTION PLAN

No. of shares subject to Option: _________

     OPTION AGREEMENT dated as of ___________, 2000, by and between K-tel International, Inc., a Minnesota corporation (the "Company"), and ____________ (the "Optionee"). Unless otherwise defined herein, certain capitalized terms shall have the meaning set forth in the Company's 1997 Stock Option Plan, as amended (the "Plan").

                             W I T N E S S E T H :

         1. NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         2. GRANT OF OPTION. Pursuant to the provisions of the Plan, the Company grants to the Optionee on ___________, 2000, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or a part of an aggregate of ___________ shares of Common Stock (the "Shares") at the purchase price of $_______ per share, such option to be exercised as hereinafter provided.

         3. TERMS AND CONDITIONS. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

         (a) EXPIRATION DATE. The option shall expire ten years after the date of grant specified in Section 2.

         (b) EXERCISE OF OPTION. Subject to the Plan and the other terms of this Agreement regarding the exercisability of this Option, this Option shall be exercisable be exercisable cumulatively, to the extent of ________ shares subject to this Option on or after _________, 2001, and an additional _________ shares subject to this Option on or after _________, 2002, and an additional ________ shares subject to this Option on or after _________, 2003, provided that Optionee is employed by the Company or one of its subsidiaries on each of those dates.

         Any exercise shall be accompanied by a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on
Schedule I hereto.

         (c) PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise, the purchase price of the Shares as to which this Option is exercised shall be paid in cash to the Company, unless, in accordance with the provisions of Section 5.2 (b) of the Plan, the Committee shall permit payment of the purchase price in another manner set forth in the Plan.

         (d) NONTRANSFERABILITY. This option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative. No transfer of this Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

         (e) NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock subject to this Option prior to the date of issuance to the Optionee of a certificate for such shares.

         (f) COMPLIANCE WITH LAW AND REGULATIONS. This Option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed, and
(ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this Option may not be exercised if its exercise or the receipt of shares of Stock pursuant thereto would be contrary to applicable law.

         4. ADJUSTMENTS. In the event of any change whether through recapitalization, merger, consolidation, stock dividend, split-up, or change in the amount of the Company's capital stock after the date hereof, this Option, to the extent it has not been exercised, shall entitle the Optionee to such number and kind of securities as the Optionee would have been entitled to had the Optionee actually owned the stock subject to this Option at the time of the occurrence of such change. If any other event shall occur, prior to the exercise of this Option, which shall increase or decrease the amount of capital stock outstanding and which the Committee, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the Optionee may acquire, such adjustment as the Committee shall determine may be made, and when so made shall be effective and binding for all purposes of this Option.

         5. TERMINATION OF EMPLOYMENT; DEATH OR DISABILITY. The following provisions shall apply in the event of termination of the employment relationship, either for misconduct or otherwise, or in the event of the death or disability of the Optionee:

         (a) TERMINATION OF RELATIONSHIP. Unless earlier terminated in accordance with the terms hereof, this Option shall terminate 30 days after any termination of the Optionee's employment with the Company or any Subsidiary for any reason other than as a result of the death or disability of the Optionee or as a result of termination of the employment relationship for misconduct.

         (b) DEATH OR DISABILITY OF OPTIONEE. In the case of death or disability of the Optionee, this Option shall terminate 120 days after the death or the termination of the Optionee's employment due to disability.

         6. INVESTMENT REPRESENTATION. The Committee may require the Optionee to furnish to the Company, prior to the issuance of any shares upon the exercise of all or any part of this Option, an agreement (in such form as such the Committee may specify) in which the Optionee represents that the shares acquired by the Optionee upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

         7. OPTIONEE BOUND BY PLAN. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any question or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall govern.

         8. NOTICES. Any notice hereunder to the Company shall be addressed to it at its principal executive offices, located at 2605 Fernbrook Lane North, Plymouth, Minnesota 55447, Attention: President; and any notice hereunder to the Optionee shall be addressed to the Optionee at the address set forth below; subject to the right of either party to designate at any time hereunder in writing some other address.

         9. COUNTERPARTS. This Agreement may be executed in two counterparts each of which shall constitute one and the same instrument.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, K-tel International, Inc. has caused this Agreement to be executed by its President and the Optionee has executed this Agreement, both as of the day and year first above written.




                                                   K-TEL INTERNATIONAL, INC.

                                                   By:
                                                      --------------------------
                                                       Philip Kives
                                                       Chief Executive Officer



---------------------------
Optionee (signature)

Name and address of Optionee
(type or print):

---------------------------

---------------------------

---------------------------

                                    EXHIBIT A

                             OPTION AND VESTING DATA

Name of Optionee:                   ________________

Number of Shares Subject to Option: ________

Date of Grant:                      ______________, 2000

                             OPTION VESTING SCHEDULE

                                                 NO. OF SHARES
                       DATE                       EXERCISABLE
                       ----                       -----------
                       ______________, 2001      ________
                       ______________, 2002      ________
                       ______________, 2003      ________

         The above vesting schedule assumes a ongoing relationship with the Company. Your rights to exercise the unvested portion of this Option will cease upon termination of relationship with the Company. Reference is made to the Plan and to relevant sections of the Agreement between you and the Company for your rights to exercise the vested portion of this Option in the event of termination of your relationship with the Company during lifetime or upon death. The above vesting schedule is in all respects subject to the terms of those documents.

                  SCHEDULE I - NOTATIONS AS TO PARTIAL EXERCISE

               Number of        Balance of
Date of        Purchased         Shares on       Authorized       Notation
Exercise        Shares            Option          Signature         Date




                                      I-1